LargeCap Growth Fund II

Class J
Ticker Symbol(s)	PPLJX

Principal Funds, Inc. Summary Prospectus March 1, 2014 as amended December 12, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes A, B, C, J, and P shares dated March 1, 2014 as supplemented on March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014, July 15, 2014, August 18, 2014, October 1, 2014, November 12, 2014, and December 12, 2014, and the Statement of Additional Information dated March 1, 2014 as amended and restated June 3, 2014, September 3, 2014, and November 25, 2014 as supplemented on December 12, 2014 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

Class J
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class J
Management Fees	0.87%
Distribution and/or Service (12b-1) Fees (1)	0.25%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.33%
Fee Waiver(2)(3)	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver	1.31%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2015. The fee waiver will reduce the Fund's Management Fees by 0.014% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period ending February 28, 2015; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$233	$419	$727	$1,599
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class J	$133	$419	$727	$1,599
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index (as of December 31, 2013, the range was between approximately $1.26 billion and $526.685 billion). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities that may have greater risks than equity securities of companies with lower potential for earnings growth.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Class J shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for Class J shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

Total Returns as of December 31 each year (Class J shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.64%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-22.95%

Average Annual Total Returns
For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Class J Return Before Taxes	28.52%	17.31%	6.86%
Class J Return After Taxes on Distributions	25.70%	16.35%	5.89%
Class J Return After Taxes on Distribution and Sale of Fund Shares	18.38%	14.12%	5.45%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	7.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Advisor and Portfolio Manager(s):
Principal Management Corporation

•	James W. Fennessey (since June 2, 2009), Vice President

•	Randy L. Welch (since June 2, 2009), Vice President
Sub-Advisor(s)):
American Century Investment Management, Inc.
Montag & Caldwell, LLC (Remove on or after December 30, 2014)
Sawgrass Asset Management, LLC (Effective on or after December 30, 2014)

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• Initial Investment	$1000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.